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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 MARCH 26, 2007

                                   CACHE, INC.
                  --------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        FLORIDA                 0 -10345                    59 -1588181
      ----------          ----------------------           -------------
   (STATE OR OTHER       (COMMISSION FILE NUMBER)          (IRS EMPLOYER
   JURISDICTION OF                                         IDENTIFICATION
   INCORPORATION)                                              NUMBER)



     1440 BROADWAY, NEW YORK, NEW YORK                        10018
     ---------------------------------------               -----------
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)

                                 (212) 575-3200
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:


                                       N/A
              (FORMER NAME, FORMER ADDRESS AND FOMER FISCAL YEAR,
                          IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 4.01     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


     (A) Previous Independent Registered Public Accounting Firm

     (i) As previously disclosed in a current report on Form 8-K filed with the Securities and Exchange Commission on March 30, 2007, on
         March 26, 2007, Cache, Inc. (the "Company") dismissed
         Deloitte & Touche LLP as the Company's independent registered public accounting firm, effective immediately.

    (ii) The Reports of Deloitte & Touche LLP on the Company's consolidated financial statements and financial statement schedule for the years ended December 30, 2006 and December 31, 2005 did not contain an adverse or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

   (iii) During the two fiscal years ended December 30, 2006 and December 31, 2005, and the interim period through the date hereof, there were no "reportable events", as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission, except that on March 15, 2007 and March 17, 2006, Deloitte & Touche LLP and management advised the Company's Audit Committee of a material weakness in internal control over financial reporting as of December 30, 2006 and December 31, 2005, respectively.

         For further discussion of these material weaknesses refer to Item 9A of the Company's Form 10-K for the fiscal years ended December 30, 2006 and December 31, 2005.


    (vi) During the two most recent fiscal years and the interim period through the date hereof, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

     (v) The decision to dismiss Deloitte & Touche LLP was recommended and approved by the Audit Committee of the Company's Board of Directors.

    (vi) The Company has requested that Deloitte & Touche LLP furnish a letter addressed to the Securities and Exchange Commission ("SEC") stating whether it agrees with the statements made above. A copy of this letter is attached as Exhibit 16.1 to this Form 8-K.


     (B) New Independent Registered Public Accounting Firm

     (i) On March 26, 2007, the Company engaged Mahoney Cohen & Company, CPA P.C. ("MC&C"), effective immediately, as the Company's new independent registered accountants. The engagement of MC&C was approved by the Audit Committee of the Company's Board of Directors.


    (ii) During the Company's two most recent fiscal years and through the date hereof, the Company has not consulted with MC&C regarding any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.


ITEM 9.01   EXHIBITS

16.1 Letter from Deloitte & Touche LLP to the U.S. Securities and Exchange Commission, dated as of April 2, 2007.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CACHE, INC.

                                         By: /s/  Brian Woolf
                                         ---------------------------------------
                                         Brian Woolf
                                         Chairman and Chief Executive Officer

Date:  April 4, 2007